SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2019

MARIJUANA COMPANY OF AMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah (State or other jurisdiction of incorporation or organization)	Commission File Number 000-27039	98-1246221 (I.R.S. Employer Identification Number)

1340 West Valley Parkway Suite #205 Escondido, California 92029

(Address of Principal Executive Offices and Zip Code)

(888) 777-4362

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 8 - Other Events

Item 8.01 Other Events.

On July 3, 2018, the Company filed Form 8-K disclosing the July 1, 2019 special meeting of the stockholders holding a majority of the shares eligible to vote, and their approval by written consent of an amendment to the Company’s articles of incorporation to affect a sixty for one reverse stock split of the Company’s issued and outstanding common stock. The reverse stock split affects all issued and outstanding shares of the Company’s common stock. The par value of the Company’s common stock will remain unchanged at $0.001 per share after the reverse stock split. The reverse stock split does not affect the Company’s authorized or issued preferred stock. The reverse stock split affects all common stockholders uniformly and will not alter any common stockholder’s percentage interest in the Company’s equity. No fractional shares will be issued in connection with the reverse split. Common stockholders who would otherwise be entitled to receive a fractional share will instead receive one additional share.

The Company estimated a market effective date for the reverse split of 12:01 a.m., Eastern Time, on July 31, 2019. The Company expected, subject to approval of the corporate action by FINRA, that upon the opening of trading on August 1, 2019, its common stock will trade on a split-adjusted basis under the current trading symbol “MCOA” and with a new CUSIP number.

The Company today will file its Form 14C Preliminary Information Statement with the Commission disclosing the reverse stock split, and is in the process of completing FINRA’s review of the corporate action. As such, the Company released the attached press release today, and wishes to inform the public that the corporate action to affect the sixty for one reverse stock split will not occur today, as was previously disclosed, and is instead pending completion of FINRA and SEC review, filing of the Certificate of Amendment with the Utah Secretary of State, and mailing the Form 14C Information Statement to its stockholders of record as of July 1, 2019 eligible to receive notice. The Company will advise the public concerning the effective date in press releases and updates to this Form 8-K.

Section 9 – Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document	Location
20.1	July 31, 2019 Press Release	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated July 31, 2019

MARIJUANA COMPANY OF AMERICA, INC.

By: /s/ Donald Steinberg

Donald Steinberg

(Principal Executive Officer)

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